Exhibit 99.9

FOR IMMEDIATE RELEASE
TAKE-TWO CONTACTS:

(Investor Relations)	(Corporate Press)
Nicole Shevins	Alan Lewis
Senior Vice President	Vice President
Investor Relations & Corporate Communications	Corporate Communications & Public Affairs
(646) 536-3005	(646) 536-2983
Nicole.Shevins@take2games.com	Alan.Lewis@take2games.com

Take-Two Interactive Software, Inc. Completes Combination with

Zynga Inc.

New York, NY – May 23, 2022 —Take-Two Interactive Software, Inc. (NASDAQ: TTWO) (“Take-Two” or the “Company”) announced today the completion of its combination with Zynga Inc. (“Zynga”). Under the terms of the merger agreement, Zynga stockholders received $3.50 in cash and 0.0406 shares of Take-Two common stock per share of Zynga common stock.

“We are thrilled to complete our combination with Zynga, which is a pivotal step to increase exponentially our Net Bookings from mobile, the fastest-growing segment in interactive entertainment, while also providing us with substantial cost synergies and revenue opportunities,” said Strauss Zelnick, Chairman and CEO of Take-Two. “As we bring together our exceptional talent, exciting pipelines of games, and industry-leading technologies and capabilities, we believe that we can take our portfolio to another level of creativity, innovation, and quality. Each of our teams has a strong history of operational execution, and together, we expect that we will enhance our financial profile through greater scale and profitability, paving the way for us to deliver strong shareholder value.”

“We are excited for Zynga’s next-generation mobile platform, free-to-play expertise, diverse offering of games and incredible team to join the Take-Two family,” said Frank Gibeau, CEO of Zynga. “We are eager to continue building an unparalleled portfolio of games that will reach broader markets and lead to continued growth for this next chapter of Zynga’s history.”

About Take-Two Interactive Software

Headquartered in New York City, Take-Two Interactive Software, Inc. is a leading developer, publisher, and marketer of interactive entertainment for consumers around the globe. The Company develops and publishes products principally through Rockstar Games, 2K, Private Division, and Zynga. Our products are currently designed for console gaming systems, PC, and Mobile including smartphones and tablets, and are delivered through physical retail, digital download, online platforms, and cloud streaming services. The Company’s common stock is publicly traded on NASDAQ under the symbol TTWO.

All trademarks and copyrights contained herein are the property of their respective holders.

About Zynga Inc.

Zynga is a global leader in interactive entertainment with a mission to connect the world through games and a wholly-owned subsidiary of Take-Two Interactive Software, Inc. With massive global reach in more than 175 countries and regions, the combined diverse portfolio of popular game franchises has been downloaded more than 5 billion times on mobile, including CSR RacingTM, Dragon City, Empires & PuzzlesTM, FarmVilleTM, Golf RivalTM, Hair ChallengeTM, Harry Potter: Puzzles & SpellsTM, High Heels!TM, Merge Dragons!TM, Merge Magic!™, Monster Legends, Toon Blast™, Top Eleven, Toy Blast™, Two Dots, Words With FriendsTM and Zynga PokerTM. Zynga is also an industry-leading next-generation platform with the ability to optimize programmatic advertising and yields at scale with Chartboost, a leading mobile advertising and monetization platform. Founded in 2007, Zynga is headquartered in California with locations in North America, Europe and Asia. For more information, visit www.zynga.com or follow Zynga on Twitter, Instagram, Facebook or the Zynga blog.

All trademarks and copyrights contained herein are the property of their respective holders.

Cautionary Note Regarding Forward-Looking Statements

Statements contained herein which are not historical facts may be considered forward-looking statements under federal securities laws and may be identified by words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “plans,” “potential,” “predicts,” “projects,” “seeks,” “should,” “will,” or words of similar meaning and include, but are not limited to, statements regarding the business combination of Take-Two and Zynga and the outlook for Take-Two’s future business and financial performance. Such forward-looking statements are based on the current beliefs of Take-Two as well as assumptions made by and information currently available to us, which are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Actual outcomes and results may vary materially from these forward-looking statements based on a variety of risks and uncertainties including: risks that the Company’s combination with Zynga disrupts each company’s current plans and operations; the diversion of the attention of the management team of Take-Two from its ongoing business operations; the ability of Take-Two to retain key personnel; the ability to realize the benefits of the combination, including net bookings opportunities and cost synergies; the ability to successfully integrate Zynga’s business with Take-Two’s business or to integrate the businesses within the anticipated timeframe; the outcome of any legal proceedings that have been or may be instituted against the Company, Zynga or others related to the combination; the amount of the costs, fees, expenses and charges related to the combination; the uncertainty of the impact of the COVID-19 pandemic and measures taken in response thereto; the effect of economic, market or business conditions, including competition, consumer demand and the discretionary spending patterns of customers, or changes in such conditions, have on Take-Two’s operations, revenue, cash flow, operating expenses, employee hiring and retention, relationships with business partners, the development, launch or monetization of games and other products, and customer engagement, retention and growth; the risks of conducting Take-Two’s business internationally; the impact of changes in interest rates by the Federal Reserve and other central banks; the impact of potential inflation, volatility in foreign currency exchange rates and supply chain disruptions; the ability to maintain acceptable pricing levels and monetization rates for Take-Two’s games; and risks relating to the market value of Take-Two’s common stock issued in the combination. Other important factors and information are contained in the joint proxy statement/prospectus mailed by Take-Two to its stockholders in connection with the business combination of Take-Two and Zynga and in Take-Two’s and Zynga’s most recent Annual Reports on Form 10-K, including the risks summarized in the section entitled “Risk Factors,” in Take-Two’s and Zynga’s most recent Quarterly Reports on Form 10-Q, and in each company’s other periodic filings with the SEC, which can be accessed at www.take2games.com or www.sec.gov. All forward-looking statements are qualified by these cautionary statements and apply only as of the date they are made. Take-Two does not undertake any obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise.

Additional Information and Where to Find It

This communication relates to a business combination of Take-Two and Zynga. In connection with the business combination Take-Two filed a registration statement on Form S-4 with the U.S. Securities and Exchange Commission (the “SEC”), that includes a joint proxy statement/prospectus. The registration statement on Form S-4, including the joint proxy statement/prospectus, provides details of the combination and the attendant benefits and risks. The registration statement was declared effective on April 7, 2022, and the definitive joint proxy statement/prospectus was sent to Take-Two and Zynga stockholders. This communication is not a substitute for the registration statement on Form S-4, including the joint proxy statement/prospectus, or any other document that Take-Two or Zynga may file with the SEC or send to their respective stockholders in connection with the combination. Investors and security holders are urged to read the registration statement on Form S-4, including the definitive joint proxy statement/prospectus, and all other relevant documents filed with the SEC or sent to Take-Two’s or Zynga’s stockholders as they become available because they will contain important information about the combination. All documents are available free of charge at the SEC’s website (www.sec.gov). You may also obtain these documents by contacting Take-Two’s Investor Relations department at contact@take2games.com. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval.

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